EXHIBIT 32.1

CERTIFICATION

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CloudCommerce, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2016 (the "Report") I, Andrew Van Noy, Chief Executive Officer and President of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all materialrespects, the financial condition and results of operations of the Company.

Date: November 14, 2016

By: /s/ Andrew Van Noy
Andrew Van Noy, Chief Executive Officer and President
(Principal Executive Officer)

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.